Exhibit 99.4

June 2026 Standard BioTools Announcement

Today’s Announcement Merger with Treeline Biosciences Strategic Options for Our Businesses • Decision follows broad review of strategic and financial growth options after the Illumina transaction. • While the company has made strong progress since 2022, the current capital environment for small - cap life science tools companies has made it difficult to achieve the scale and value we want through M&A. • All - stock merger; combined company will operate as Treeline focused on advancing Treeline’s biopharma portfolio. • Treeline does not intend to operate Mass Cytometry and Microfluidics businesses. • Actively exploring strategic options , with the goal of finding the right long - term home for the products, teams and customers. • We do not have an answer today on the future state of Mass Cytometry and Microfluidics; more information is expected in the coming weeks. • Most important priority: stay focused on execution, customers and delivering on commitments. 2

Josh Bilenker , MD CEO and Co - Founder Loxo Oncology @ Lilly Loxo CEO and Founder VC, FDA, medical oncologist Jeff Engelman, MD, PhD CSO and Co - Founder Novartis Institutes for BioMedical Research MGH SABs of Loxo and Agios Founders Overview Treeline BioSciences 3 • Labs in Watertown, MA, San Diego, CA, and Basel, Switzerland • $1.2B raised from syndicate of leading life science investors • Target - centric pipeline – working in oncology, neurology, and immunology • Proven modalities – small molecule inhibitors, protein degraders, and targeted therapy ADCs (TT - ADC) • Productivity and innovation through in - house, integrated teams • Multiple planned read - outs beginning in 2027 ; additional clinical start planned in 2026 • Three additional programs, including previously unliganded targets, expected to enter the clinic in 2027 - 28

Disease dependency Are we sure the target drives the disease? Therapeutic index Can we expect a wide gap between the beneficial dose and the poorly tolerated dose? Path to druggability Can we make a medicine that profoundly alters target function? Patient need & commercial potential If successful, will the medicine change the standard of care? Target Selection: Treeline’s Four Criteria 4

Continue to operate as usual; no changes. Reiterate status quo and focus on continuity until closing. Send all external inquiries to Alex Kim, CFO Business As Usual Timing & Approvals Committed to Transparency Employee transition plans are top of mind as we work through Mass Cytometry and Microfluidics process and for corporate teams. No changes will take effect at this time; HR will notify team members individually about plans. Committed to updates as decisions are made. Nothing is changing today or in the near - term. Expected closing in second half of 2026, once all approvals and conditions are met. Your leadership has been provided with a FAQ to address your concerns. We do not have all the answers at this stage. Please be patient as we work through the next several months. What’s Next? 5

Questions? 6

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements regarding the expected timing of the closing of the transaction; the potential benefits of the proposed transaction; the prospective performance and outlook of the combined company's business, performance and opportunities; the ability of the parties to complete the proposed transaction; Treeline's expectations with regard to the timing and availability of data from its current and planned clinical trials and preclinical studies; as well as any assumptions underlying any of the foregoing. The words "may," "will," "continue," "intend," "expect," and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to risks, uncertainties, and assumptions.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks include, but are not limited to, risks and uncertainties related to: (i) the ability to obtain the requisite approval from stockholders of Standard BioTools; (ii) the risk that the proposed transaction may not be completed in a timely manner or at all; (iii) the possibility that competing offers or acquisition proposals will be made; (iv) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances that would require either party to pay a termination fee or other expenses; (vi) the effect of the pendency of the proposed transaction on the parties' ability to retain and hire key personnel, their ability to maintain relationships with customers, suppliers and others with whom they do business, their business generally or their stock price; (vii) risks related to diverting management's attention from ongoing business operations or the loss of one or more members of the management team; (viii) the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; (ix) the parties' ability to realize the anticipated benefits of the proposed transaction; (x) the risk that the parties may assume unexpected liabilities and expenses as a result of the transaction; (xi) the risk that the potential dispositions of Standard BioTools' Mass Cytometry and Microfluidics businesses may not be completed on favorable terms or at all; (xii) the risk that Standard BioTools could fail to maintain the listing of its common stock on Nasdaq; (xiii) uncertainties as to the potential for development, commercialization and other benefits of any of Treeline's product candidates; and (xiv) uncertainties as to Treeline's anticipated preclinical and clinical drug development activities and related timelines, including the expected timing for commencing clinical trials and announcing data and other clinical results. For information regarding other related risks, see the "Risk Factors" section of Standard BioTools' Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 16, 2026, Standard BioTools' most recent Quarterly Report on Form 10-Q and in Standard BioTools' other filings with the SEC. Should any of these risks or uncertainties materialize, actual results could differ materially from expectations. These forward-looking statements speak only as of the date hereof. Neither Standard BioTools nor Treeline assumes any obligation to, and does not currently intend to, update any such forward-looking statements except as may be required by law.

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Additional Information and Where to Find It

This presentation may be deemed to be solicitation material in respect of the proposed transaction involving Standard BioTools and Treeline. In connection with the proposed transaction and required stockholder approval, Standard BioTools intends to file with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-4 that will include a proxy statement and a prospectus of Standard BioTools. This communication is not a substitute for the proxy statement/prospectus or any other document that Standard BioTools may file with the SEC or send to its stockholders in connection with the proposed transaction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Any definitive proxy statement/prospectus (if and when available) will be mailed to stockholders of Standard BioTools.

INVESTORS AND STOCKHOLDERS OF STANDARD BIOTOOLS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS, SUPPLEMENTS AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT MATERIALS FILED OR TO BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT STANDARD BIOTOOLS, TREELINE AND THE PROPOSED TRANSACTION. Copies of the materials filed or to be filed by Standard BioTools with the SEC may be obtained free of charge on Standard BioTools' Investor Relations website at https://investors.standardbio.com or by contacting Standard BioTools' Investor Relations department at ir@standardbio.com. In addition, all of those materials will be available at no charge on the SEC's website at www.sec.gov.

Participants in the Solicitation

Standard BioTools, Treeline and certain of their respective directors, executive officers, other members of management and employees may be deemed to be participants in the solicitation of proxies of Standard BioTools stockholders in connection with the proposed transaction under SEC rules. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of Standard BioTools' executive officers and directors in the solicitation by reading Standard BioTools' proxy statement for its 2026 annual meeting of stockholders (including under the headings "Management and Corporate Governance," "Executive Officer and Director Compensation," "Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters," "Executive Compensation" and "Certain Relationships and Related Transactions, and Director Independence"), its Annual Report on Form 10-K for the fiscal year ended December 31, 2025, subsequent Quarterly Reports on Form 10-Q and Standard BioTools' other filings with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Standard BioTools stockholders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the registration statement on Form S-4 and other relevant materials when filed with the SEC in connection with the proposed transaction. Information regarding Treeline's directors and executive officers who may be deemed participants in the solicitation will be contained in the registration statement on Form S-4 when it becomes available. These documents are or will be available free of charge at the SEC's website at www.sec.gov or by going to Standard BioTools' Investor Relations website at http://investors.standardbio.com or contacting Standard BioTools' Investor Relations department at ir@standardbio.com.

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